UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 7, 2006

Andrx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4955 Orange Drive, Davie, Florida		33314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-584-0300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On July 7, 2006, Watson Pharmaceuticals, Inc. ("Watson"), Andrx Corporation ("Andrx") and Water Delaware, Inc., a wholly-owned subsidiary of Watson, entered into a letter agreement (the "Amendment") which amends the Agreement and Plan of Merger by and among the parties dated as of March 12, 2006 (the "Merger Agreement"). Under the terms of the Merger Agreement, without giving effect to the Amendment, either Watson or Andrx could have terminated the Merger Agreement and abandoned the merger provided for thereunder (the "Merger") at any time on or after September 12, 2006 (the "Outside Date"), subject to certain conditions. The Amendment extends the Outside Date to November 13, 2006, in the event that the Merger cannot be consummated solely because: (i) the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has not expired or been terminated, (ii) a governmental entity has enjoined or prohibited the consummation of the Merger, or (iii) there is a pending antitrust proceeding that would prohibit the consummation of the Merger or that would otherwise have a material adverse effect for Watson and its subsidiaries, taken as a whole on a post-Merger basis.

The Amendment also provides that in the event that the representations and warranties made by Andrx in the Merger Agreement are true and correct on September 12, 2006, then such representations and warranties, with limited exceptions, will be deemed to be true on all dates subsequent to September 12, 2006. In addition, in the event that no material adverse effect has occurred with regard to Andrx or its ability to consummate the Merger on September 12, 2006, then no such material adverse effect will be deemed to exist on all dates subsequent to September 12, 2006. In the event the Outside Date is extended in accordance with the procedure above, Andrx shall deliver to Watson a certificate signed by an executive officer of Andrx certifying that certain representations and warranties made by Andrx in the Merger Agreement are true and correct as of September 12, 2006 and that no material adverse effect has occurred with regard to Andrx or its ability to consummate the Merger on September 12, 2006.

The foregoing description of the Merger, the Merger Agreement and the Amendment are qualified in their entirety by reference to the Merger Agreement (incorporated by reference to Andrx's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 13, 2006) and the Amendment (attached as Exhibit 2.2 and incorporated herein by reference).

On July 10, 2006, Watson and Andrx issued a joint press release describing the events above, which is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

2.1 Agreement and Plan of Merger, dated as of March 12, 2006, by and among Watson Pharmaceuticals, Inc., a Nevada corporation, Water Delaware, Inc., a Delaware corporation, and Andrx Corporation, a Delaware corporation (incorporated by reference to Andrx's Current Report on Form 8-K filed with the SEC on March 13, 2006).

2.2 Letter agreement dated July 7, 2006, by and among Watson Pharmaceuticals, Inc., a Nevada corporation, Water Delaware, Inc., a Delaware corporation, and Andrx Corporation, a Delaware corporation.

99.1 Text of press release dated July 10, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andrx Corporation

July 10, 2006	By:	/s/ Thomas P. Rice

Name: Thomas P. Rice
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.2	Letter agreement dated July 7, 2006, by and among Watson Pharmaceuticals, Inc., a Nevada corporation, Water Delaware, Inc., a Delaware corporation, and Andrx Corporation, a Delaware corporation.
99.1	Text of press release dated July 10, 2006